                                                                   EXHIBIT 10.21

                                                               EXECUTION VERSION

                                 GRUPO TMM, S.A.
     (successor by merger to Transportacion Maritima Mexicana, S.A. de C.V.)
                    and the Subsidiaries signatories hereto,
                                   as Sellers,


                                GRUPO TMM, S.A.,
     (successor by merger to Transportacion Maritima Mexicana, S.A. de C.V.)
               as Sellers' Representative, Guarantor and Servicer

                              THE BANK OF NEW YORK,
                                   as Trustee
                on behalf of the Series 2002-A Certificateholders

                                       and

          THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES HERETO,
                                  as Purchasers


                             -----------------------

                            SERIES 2002-A SUPPLEMENT

                          Dated as of October 25, 2002
                                       to
                   Amended and Restated Master Trust Agreement

                          Dated as of October 25, 2002

                             -----------------------

                                   $35,000,000

                             LOGISTICS TRUST 2000-A

                                  Series 2002-A

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                                  TABLE OF CONTENTS

                                                                                                                 Page
ARTICLE I          DEFINITIONS......................................................................................1
        Section 1.1     Interpretation and Definitions..............................................................1

ARTICLE II         SERIES DESIGNATION; FORM OF CERTIFICATES.........................................................8
        Section 2.1     Series Designation..........................................................................8
        Section 2.2     Form of Delivery of Series 2002-A Certificates; Commitment to Purchase Purchased
                        Interests; Draw Down Period.................................................................8
        Section 2.3     Consideration; Delivery and Authentication of the Series 2002-A Certificates................8

ARTICLE III REPURCHASE OF UNDIVIDED INTEREST........................................................................9
        Section 3.1     Optional and Mandatory Repurchase of Undivided Interest.....................................9

ARTICLE IV         RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS......................10
        Section 4.1     Rights of Investor Certificateholders......................................................10
        Section 4.2     Establishment of Series 2002-A Accounts....................................................10
        Section 4.3     Allocations................................................................................12
        Section 4.4     Distributions..............................................................................13
        Section 4.5     Payments from the Series 2002-A Reserve Account............................................14
        Section 4.6     Trustee Reports............................................................................15

ARTICLE V          REPORTS TO INVESTOR CERTIFICATEHOLDERS..........................................................15
        Section 5.1     Supplement to Monthly Trustee Reports......................................................15

ARTICLE VI         ADDITIONAL RAPID AMORTIZATION EVENTS............................................................16
        Section 6.1     Series 2002-A Rapid Amortization Events....................................................16

ARTICLE VII        COVENANTS AND PREPAYMENTS.......................................................................16
        Section 7.1     Seller Covenants...........................................................................16
        Section 7.2     Receipt of Certain Payment and Proceeds by Series 2002-A Certificateholders for the
                        Benefit of the Series 2001-A Certificateholder; Other Agreements...........................17

ARTICLE VIII       CONDITIONS PRECEDENT............................................................................17
        Section 8.1     Conditions Precedent.......................................................................17
        Section 8.2     Ratification and Reaffirmation of Master Trust Agreement...................................19

ARTICLE IX         TRANSFER RESTRICTIONS...........................................................................19
        Section 9.1     Transfer Restrictions......................................................................19

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                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                 Page
ARTICLE X          MISCELLANEOUS...................................................................................21
        Section 10.1    Counterparts...............................................................................21
        Section 10.2    No Subordination...........................................................................21
        Section 10.3    Indemnitees and Expenses...................................................................21
        Section 10.4    Governing Law..............................................................................22
        Section 10.5    Amendments and Beneficiaries...............................................................22
        Section 10.6    Anticipated Bond Exchange..................................................................22

EXHIBIT A          FORM OF SERIES 2002-A INVESTOR CERTIFICATE
EXHIBIT B          FORM OF WEEKLY TRUSTEE REPORT TO SELLER AND
                   SERVICER
EXHIBIT B-1        FORM OF WEEKLY TRUSTEE REPORT TO SELLER, SERVICER
                   AND PAYING AGENT
EXHIBIT C          FORM OF SUPPLEMENT TO MONTHLY TRUSTEE REPORT
EXHIBIT D          FORM OF COMPLIANCE CERTIFICATE

SCHEDULE I         Amortization
SCHEDULE II        LIBOR Provisions
SCHEDULE III       Existing Purchased Receivables Information

     Series 2002-A Supplement, dated as of October 25, 2002 (this "SUPPLEMENT"), by and among GRUPO TMM, S.A. (successor by merger to Transportacion Maritima Mexicana, S.A. de C.V.) ("TMM"), as a Seller, Sellers' Representative, Guarantor and Servicer, those certain wholly-owned subsidiaries of TMM which are signatories to this Supplement (each a "SELLER" and together with TMM, collectively, the "SELLERS"), THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the "TRUSTEE"), and each of the financial institutions parties hereto, as Purchasers (in such capacity, each a "PURCHASER" and collectively, the "PURCHASERS").

                                    RECITALS:

     1. Pursuant to that certain Master Trust Agreement dated as of November 30, 2001, as amended by that certain Amendment and Waiver Agreement, dated as of August 23, 2002, among the Sellers, the Trustee and Citibank, N.A. (as so amended, the "ORIGINAL MASTER TRUST AGREEMENT") among the Trustee and the parties hereto other than the Purchasers, the Logistics Trust 2000-A (the "TRUST") was created. The Original Master Trust Agreement is being amended and restated by that certain Amended and Restated Master Trust Agreement, dated as of October 25, 2002, among TMM, each other Seller and the Trustee (the "MASTER TRUST AGREEMENT").

     2. Pursuant to this Supplement, the Trustee, on behalf of the Trust, shall create a new Series of Investor Certificates and shall specify the principal terms thereof.

     3. Pursuant to this Supplement, the Purchaser shall agree to purchase such new Series of Investor Certificates.

     4. On the Second Closing Date and following the execution and delivery of the Master Trust Agreement, the Series 2001-A Supplement and this Supplement, the Sellers' Representative, on behalf of all of the Sellers, will tender to the Trustee pursuant to Section 5.9(a) of the Master Trust Agreement the Original Sellers' Certificate issued on the Initial Closing Date and, subject to the satisfaction of the conditions set forth in SECTION 8.1 of this Supplement,
Section 2.4 of the Series 2001-A Supplement, the applicable conditions set forth in Section 5.9(b) and (c) of the Master Trust Agreement and the payment by the Purchaser of the amounts set forth in SECTION 2.2(b), the Trustee will issue the Series 2002-A Certificate to the Purchaser and issue to the Sellers' Representative a new Sellers' Certificate, dated as of the Second Closing Date.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 INTERPRETATION AND DEFINITIONS. This Supplement shall be construed in connection with and as a part of the Master Trust Agreement, and all terms, conditions and covenants contained in the Master Trust Agreement, as supplemented by this Supplement shall be and remain in full force and effect and shall be deemed to be part of and shall govern the parties to this Supplement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Master Trust Agreement, the terms and provisions of this Supplement shall govern excluding however the Master Trust Agreement

Override Sections which shall supersede any inconsistent or conflicting provision of this Supplement. All capitalized terms used and not otherwise defined herein are used as defined in the Master Trust Agreement. Each capitalized term used or defined herein shall relate only to the Series 2002-A Certificates and not to any other Series of Certificates or other Supplement issued by the Trust. Whenever used in this Supplement, the following words and phrases shall have the following meanings:

     "2003 INDENTURE" shall mean the Amended and Restated Indenture, dated as of January 25, 2001, to the Indenture, dated as of May 12, 1993, by and between Transportacion Maritima Mexicana, S.A. de C.V. and Citibank, N.A., as trustee, supplemented by the Supplemental Indenture, effective as of December 26, 2001, by and between TMM and Citibank, N.A., as trustee.

     "ACQUIRED INDEBTEDNESS" means Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary or assumed in connection with the acquisition of assets from such Person and not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or such acquisition.

     "BANK" shall mean The Bank of New York in its individual capacity and not in its capacity as Trustee.

     "BOND EXCHANGE COMPLETION DATE" shall mean the date when not less than 80% in aggregate principal amount of TMM's notes issued pursuant to the 2003 Indenture have been validly and irrevocably tendered (and may not thereafter be validly withdrawn) for exchange for new senior notes to be issued pursuant to a new indenture and the corresponding consents required for such exchange have been validly and irrevocably provided (and may not thereafter be validly revoked), each on the terms and conditions set forth in the Form F-4 and the related new indenture and any other conditions to the effectiveness of such exchange set forth therein have been irrevocably satisfied.

     "BOND EXCHANGE EXPIRATION DATE" shall mean the date when not less than 80% in aggregate principal amount of TMM's notes issued pursuant to the 2003 Indenture have been validly and irrevocably tendered (and may not thereafter be validly withdrawn) for exchange for new senior notes to be issued pursuant to a new indenture and the corresponding consents required for such exchange have been validly and irrevocably provided (and may not thereafter be validly revoked), each on the terms and conditions set forth in the Form F-4.

     "CODE" shall have the meaning specified in SECTION 2.3(b).

     "DISTRIBUTION DATE SHORTFALL" shall have the meaning specified in SECTION 4.5.

     "EXPECTED FINAL DISTRIBUTION DATE" shall mean the October 1, 2007 Distribution Date.

     "FEDERAL FUNDS RATE" shall mean, for any period, a fluctuating interest rate PER ANNUM equal for each day during such period to:

     (1) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

     (2) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Trustee from three federal funds brokers of recognized standing selected by it.

     "GRUPO TFM SHARES" shall have the meaning given to such term in the Option Agreement.

     "IAS" shall mean the accounting principles issued by the International Accounting Standards Committee as in effect from time to time.

     "INITIAL CERTIFICATEHOLDER" shall mean Maple.

     "LIBOR RATE" shall mean the interest rate that shall be determined or caused to be determined for each Accrual Period by the Trustee in accordance with the procedures described below:

          (i) with respect to any Accrual Period, an interest rate per annum determined on the basis of the London interbank offered rate for deposits in Dollars for a period equal to such Accrual Period commencing on the first day of such Accrual Period, as determined by the Trustee to be the quote appearing on the display page designated as "Telerate British Bankers Assoc. Interest Settlement Rates Page" (Page 3750) (or such other page as may replace that page in that service) ("TELERATE PAGE 3750") on Teleratesystem Incorporated at approximately 11:00 a.m. London time on the relevant LIBOR Determination Date;

          (ii) if, as of 11:00 a.m. London time on any Determination Date, such rate does not appear on the Telerate British Bankers Assoc. Interest Settlement Rates Page, the LIBOR Rate will equal the rate for deposits in Dollars for a period equal to such Accrual Period commencing on the first day of such Accrual Period, as such rate appears on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace page "LIBO" on the Reuters Monitor Money Rates Service for the purpose of displaying London interbank offered rates of major banks for Dollar deposits) ("Reuters Screen LIBO Page") as of 11:00 a.m. London time on such Determination Date;

          (iii) if, as of 11:00 a.m. London time on any Determination Date, the applicable rate or rates do not appear on either Reuters Screen LIBO Page or Telerate Page 3750, the LIBOR Rate will equal the arithmetic mean, as calculated or caused to be calculated by the Trustee (rounded, if necessary, to the nearest 1/100 of one percent, with 5/1000 of one percent rounded upward), of the rates quoted by the Bank, at which deposits in Dollars are offered by four major banks in the London interbank market as selected by the Trustee or its agent (or, if fewer than three such banks provide such quotations, those which do provide such quotations so long as they are at least two) to prime banks in the London interbank market at approximately 11:00 a.m. London time on such Determination Date for a period equal to the applicable Accrual Period commencing on the first day of such Accrual Period, and in a principal amount not less than U.S. $1,000,000 that is representative of a single transaction on such market at such time; and

          (iv) if on any Determination Date, fewer than two quotations referred to in the immediately preceding paragraph are provided to the Trustee or its agent, the LIBOR Rate for the applicable Accrual Period will equal the arithmetic mean, as calculated or caused to be calculated by the Trustee (rounded, if necessary, to the nearest 1/100 of one percent, with 5/1000 of one percent rounded upward), of the rates quoted by three major banks in The City of New York, selected by the Trustee or its agent, at approximately 11:00 a.m. New York City time on the applicable Determination Date for loans in Dollars to leading banks for a period equal to such Accrual Period commencing on the first day of such Accrual Period, and in a principal amount not less than U.S. $1,000,000 that is representative of a single transaction in such market at such time.

     "MAPLE" shall mean Maple Trade Finance Corp., a Delaware corporation.

     "OFFICERS' CERTIFICATE" shall mean a certificate signed by a duly authorized officer of a Seller or the Servicer, as applicable, and delivered to the Trustee.

     "PLAN" shall have the meaning specified in SECTION 2.3(b).

     "PRIOR DETERMINATION DATES" shall have the meaning specified in SECTION 8.1(e).

     "PORT COMPANY" shall mean TMM Puertos y Terminales, S.A. de C.V.

     "PORT SHARES" shall mean the shares of equity securities of TMM Puertos y Terminales, S.A. de C.V., held by TMM or any Affiliate of TMM.

     "PURCHASED INTERESTS" shall have the meaning specified in SECTION 2.3(a).

     "PURCHASER" shall mean each of, and "PURCHASERS" shall mean, collectively, the financial institutions listed as purchasers on the signature pages hereof.

     "PUT OPTION EXCHANGE TRANSACTION" shall have the meaning specified in
SECTION 10.6.

     "QIB" shall have the meaning specified in SECTION 9.1(a).

     "QUARTERLY INTEREST" shall mean, for the Series 2002-A Certificates:

          (a) with respect to the first Distribution Date, an amount equal to the product of (A) the Series 2002-A Certificate Rate, (B) a fraction, the numerator of which is the number of days in the first Accrual Period and the denominator of which is 360, and (C) the amount of the Series 2002-A Initial Certificate Balance;

          (b) with respect to each other Distribution Date, an amount equal to the sum of:

          (i) the product of (A) the Series 2002-A Certificate Rate, (B) a fraction, the numerator of which is the number of days in the Related Accrual Period and the denominator of which is 360, and (C) the sum of (x) the Series 2002-A Certificate Balance determined as of the preceding Distribution Date (after giving effect to all payments, deposits and withdrawals made on such preceding Distribution Date) plus (y) to the extent permitted by applicable law, any accrued interest that became due on any prior Distribution Date that has not been distributed, and

          (ii)     any such past-due interest not previously distributed.

     "RAPID AMORTIZATION COMMENCEMENT DATE" shall mean the day on which a Series 2002-A Rapid Amortization Event occurs pursuant to clause (d) or (g) of Section
7.1 of the Master Trust Agreement or, with respect to any other Series 2002-A Rapid Amortization Event, the day on which the Trustee gives notice to the Sellers' Representative thereof pursuant to Section 7.1 of the Master Trust Agreement.

     "RAPID AMORTIZATION PERIOD" shall mean the period beginning on the day on which a Rapid Amortization Commencement Date with respect to the Series 2002-A occurs or is deemed to occur and ending on (and including) the earlier of (x) the Series 2002-A Termination Date and (y) the date on which the Trustee (at the direction of the Series 2002-A Series Required Investor Certificateholders) elects to rescind such Rapid Amortization Commencement Date pursuant to Section
7.1 of the Master Trust Agreement.

     "REFERENCE RATE" shall mean, on any date, a fluctuating rate of interest per annum equal to the higher of:

          (a) the rate of interest most recently determined by the Bank as its cost of funds for Dollar loans plus the Series 2002-A Applicable Margin; or

          (b) the Federal Funds Rate most recently determined by the Trustee plus the Series 2002-A Applicable Margin.

     The Reference Rate is not necessarily intended to be the lowest rate of interest determined by the Bank in connection with extensions of credit. Changes in the rate of interest on any Certificates for which Quarterly Interest is computed with respect to the Reference Rate will take effect simultaneously with each change in the Reference Rate. The Trustee will give notice promptly to Sellers' Representative and the Investor Certificateholders of changes in the Reference Rate.

     "RESALE RESTRICTION TERMINATION DATE" shall have the meaning specified in
SECTION 9.1(a).

     "RESERVE ACCOUNT REQUIRED AMOUNT " shall mean the Series 2002-A Required Amount for the first Distribution Date.

     "SERIES 2001-A CERTIFICATES" shall mean the Investor Certificates issued by the Trust pursuant to the terms of the Series 2001-A Supplement.

     "SERIES 2001-A CERTIFICATEHOLDER" shall mean Citibank, N.A., and its successors and assigns.

     "SERIES 2001-A REPAYMENT DATE" shall mean the date on which the Series 2001-A Certificateholders have received payment in full of the Series 2001-A Certificate Balance together with all Quarterly Interest (as defined in the Series 2001-A Supplement) including any past due amounts, all Additional Amounts and all other amounts owed to the Series 2001-A Certificateholders under the Master Trust Agreement and the Series 2001-A Supplement, including, without limitation, all indemnification payments, costs and expenses, and all amounts payable pursuant to Schedule II of the Series 2001-A Supplement and payment in full shall have been made of the Series 2001-A Series Percentage of the Trustee Fee and the Servicing Fee, if any, due to the Trustee and Servicer.

     "SERIES 2001-A SUPPLEMENT" shall mean that certain Amended and Restated Series 2001-A Supplement, dated as of October 25, 2002, among TMM, each other Seller, the Trustee and Citibank, N.A. as purchaser and Series 2001-A Certificateholder.

     "SERIES 2002-A" shall mean the Series represented by the Series 2002-A Certificates.

     "SERIES 2002-A ACCOUNTS" shall mean the Series 2002-A Collection Subaccount, the Series 2002-A Certificate Account and the Series 2002-A Reserve Account.

     "SERIES 2002-A APPLICABLE MARGIN" shall mean 500 basis points (five percent (5%)) per annum.

     "SERIES 2002-A AVAILABLE FUNDS" shall mean, on any day, an amount equal to the amount of the Collections deposited to the Series 2002-A Collection Subaccount on such day pursuant to Section 4.1 of the Master Trust Agreement.

     "SERIES 2002-A CERTIFICATE ACCOUNT" shall have the meaning specified in
SECTION 4.2(b).

     "SERIES 2002-A CERTIFICATE BALANCE" shall mean, with respect to the Series 2002-A Certificates on any date of determination, an amount equal to (a) the Series 2002-A Initial Certificate Balance, MINUS (b) the aggregate amount of principal paid to the Series 2002-A Certificateholders prior to such date of determination.

     "SERIES 2002-A CERTIFICATE RATE" shall mean (a) the sum of (i) the LIBOR Rate, as determined by the Trustee, (A) to be used to calculate Quarterly Interest on the Series 2002-A Initial Certificate Balance on the first Distribution Date, on the second Business Day prior to the Second Closing Date and (B) to be used to calculate Quarterly Interest for any other Distribution Date, as determined on the Determination Date for each Accrual Period, plus (ii) the Series 2002-A Applicable Margin, or (b) if the circumstances described in items 1 or 2 of SCHEDULE II hereto shall apply or if the LIBOR Rate cannot be determined pursuant to the definition thereof, the Reference Rate; PROVIDED, HOWEVER, that during any Rapid Amortization Period, the Series 2002-A Certificate Rate shall be the Reference Rate plus 2.00% per annum.

     "SERIES 2002-A CERTIFICATEHOLDER" shall mean the Holder of record of any Series 2002-A Certificate.

     "SERIES 2002-A CERTIFICATES" shall have the meaning specified in SECTION
2.1.

     "SERIES 2002-A CLOSING CONDITIONS" shall have the meaning specified in
SECTION 2.2(b).

     "SERIES 2002-A COLLECTION SUBACCOUNT" shall have the meaning specified in
SECTION 4.2(c).

     "SERIES 2002-A FULL REPURCHASE PAYMENT" shall mean, with respect to the Series 2002-A Certificates, as of any date of determination, an amount, in Dollars, equal to (i) the sum of (a) the Series 2002-A Certificate Balance, (b) Quarterly Interest on the Series 2002-A Certificates (including any Additional Amounts and past-due interest on such Quarterly Interest) through and including the day preceding such date, (c) the Series 2002-A Series Percentage of all amounts owed to the Trustee on account of any accrued and unpaid Trustee Fee,
(d) the Series 2002-A Series Percentage of all amounts owed to the Servicer, on account of any accrued and unpaid Servicing Fee, and (e) all other amounts owed to the Series 2002-A Certificateholders under the Master Trust Agreement or this Supplement, including, without limitation, all indemnification payments, costs and expenses, and amounts payable pursuant to SCHEDULE II hereto, LESS (ii) amounts on deposit in Dollars in the Collection Account allocable to the Series 2002-A Certificates and available on such date to pay the amounts described in CLAUSES (a)-(e) above, and in the Series 2002-A Accounts and available on such date to pay the amounts described in CLAUSES (a) through (e) above.

     "SERIES 2002-A INITIAL CERTIFICATE BALANCE" shall mean with respect to the Series 2002-A Certificates, a principal amount equal to U.S.$35,000,000.

     "SERIES 2002-A QUARTERLY PRINCIPAL AMORTIZATION AMOUNT" shall mean with respect to any Distribution Date the amount set forth opposite such Distribution Date on SCHEDULE I hereto. The "Series 2002-A Quarterly Principal Amortization Amount" shall constitute the "Principal Amortization Amount" with respect to the Series 2002-A Certificates, as referred to in the Master Trust Agreement.

     "SERIES 2002-A RAPID AMORTIZATION EVENT" shall mean, with respect to Series 2002-A, any of the events specified in Article VII of the Master Trust Agreement or ARTICLE VI of this Supplement.

     "SERIES 2002-A REQUIRED AMOUNT" shall mean, with respect to any Distribution Date, the sum of the Quarterly Interest, any applicable Additional Amounts, the Series 2002-A Quarterly Principal Amortization Amount and the Series 2002-A Series Percentage of the Servicing Fee and the Trustee Fee in each case due on the next succeeding Distribution Date.

     "SERIES 2002-A RESERVE ACCOUNT" shall have the meaning specified in SECTION 4.2(a).

     "SERIES 2002-A TERMINATION DATE" shall mean the date on which the Series 2002-A Certificate Balance has been paid in full, together with all Quarterly Interest thereon, Additional Amounts and all other amounts due in respect thereof.

     "SHORTFALL" shall mean, for any Distribution Date, the sum of (a) the excess, if any, of the sum of (A) the Series 2002-A Quarterly Principal Amortization Amount with respect to the immediately preceding Accrual Period plus (B) the aggregate Series 2002-A Quarterly Principal Amortization Amounts due and unpaid for all prior Accrual Periods, over the amount of Series 2002-A Available Funds deposited in the Series 2002-A Certificate Account in respect of such Series 2002-A Quarterly Principal Amortization Amounts, and (b) the excess of the Quarterly Interest and any Additional Amounts due on the related Distribution Date over the amount deposited in the Series 2002-A Certificate Account in respect of such Quarterly Interest pursuant to SECTION 4.3 and available for payment of such Quarterly Interest on such Distribution Date.

     "SUPPLEMENT" shall have the meaning specified in the preamble.

     "TMM PREPAYMENT PROCEEDS" shall have the meaning specified in the Series 2001-A Supplement.

     "WEEKLY ALLOCATION" shall have the meaning specified in SECTION 4.3.

                                   ARTICLE II

                    SERIES DESIGNATION; FORM OF CERTIFICATES

     Section 2.1 SERIES DESIGNATION. The Certificates authorized hereby shall be the "Logistics Trust Floating Rate Certificates, Series 2002-A" and shall generally be designated herein as the "SERIES 2002-A CERTIFICATES."

     Section 2.2 FORM OF DELIVERY OF SERIES 2002-A CERTIFICATES; COMMITMENT TO PURCHASE PURCHASED INTERESTS; DRAW DOWN PERIOD. (a) The Series 2002-A Certificates shall be substantially in the form set forth on EXHIBIT A hereto.

          (b)      Subject to the satisfaction of the terms and conditions
SECTION 8.1 of this Supplement, Section 2.4 of the Series 2001-A Supplement and
Section 5.9 of the Master Trust Agreement (the "SERIES 2002-A CLOSING CONDITIONS"), the Purchaser hereby agrees to purchase on the Second Closing Date, from the Trustee, Purchased Interests (each Purchased Interest to be represented by a Series 2002-A Certificate) in an amount equal to the portion of the Series 2002-A Initial Certificate Balance listed next to each such Purchaser's name on the signature pages hereto.

     Section 2.3 CONSIDERATION; DELIVERY AND AUTHENTICATION OF THE SERIES 2002-A CERTIFICATES.

          (a) In consideration of the delivery by the Trust to the Sellers' Representative of the new Sellers' Certificate issued in connection with an Exchange of the Original Sellers' Certificate, the Paying Agent will make payment to each Seller of such Seller's Seller Percentage of the net proceeds received by the Trustee from sales on the Second Closing Date of a portion of the undivided interests ("PURCHASED INTERESTS") in the Trust Assets represented by the Series 2002-A Certificates. The Trustee acknowledges as of the Second Closing Date its acceptance of such undivided interests and the Reserve Account Required Amount.

          (b) The Trustee shall execute and deliver the Series 2002-A Certificate to the Purchaser on the Second Closing Date in accordance with Sections 5.1 and 5.2 of the Master

Trust Agreement upon satisfaction of the Series 2002-A Closing Conditions. The principal amount of the Series 2002-A Certificate to be issued on the Second Closing Date shall be equal to the Series 2002-A Initial Certificate Balance. By its acceptance of each Series 2002-A Certificate, the Purchaser represents and warrants to the Trustee and the Sellers: (i) that it is an Eligible Owner and,
(ii) that it is not a "party in interest" as such term is defined in Section 3(14) of ERISA, or a "disqualified person" as such term is defined in Section 4975(e)(ii) of the Internal Revenue Code (the "CODE") with respect to any "plan" within the meaning of Section 4975(e)(i) of the Code or any "employee benefit plan" within the meaning of Section 3(g) of ERISA (each a "PLAN") except with respect to any plan sponsored, maintained or contributed by any Seller with respect to its employees.

                                   ARTICLE III

                        REPURCHASE OF UNDIVIDED INTEREST

     Section 3.1   OPTIONAL AND MANDATORY REPURCHASE OF UNDIVIDED INTEREST.

          (a) Following the Series 2001-A Repayment Date, the Sellers' Representative may, at its option and upon five (5) Business Days notice to the Trustee and each of the Certificateholders, repurchase (in whole but not in part), in Dollars, the interests in the Trust Assets which are represented by the Series 2002-A Certificates on any Distribution Date following the Series 2001-A Repayment Date.

          (b) (i) Upon a Series 2002-A Rapid Amortization Event, or (ii) in the event that the outstanding principal of the Series 2002-A Certificates and all accrued and unpaid interest thereon, and all other amounts due thereon, is not fully paid by the Expected Final Distribution Date, then on the date of any Rapid Amortization Event described in Section 7.1(d) or (g) of the Master Trust Agreement or one Business Day after written demand by the Trustee (which written demand may be included as part of the notice to be given pursuant to
Section 7.1 of the Master Trust Agreement or SECTION 6.1 hereof) in the case of any other event described in this SECTION 3.1(b), TMM shall repurchase the entire undivided interest in the Trust Assets which is represented by the Series 2002-A Certificates from the Trust for a repurchase price, in Dollars, equal to the Series 2002-A Full Repurchase Payment. The Sellers' Representative's obligation to make payment hereunder shall be a continuing, absolute, unconditional and irrevocable obligation of the Sellers' Representative.

          (c) The Sellers' Representative shall effect any repurchase and payment option pursuant to SECTION 3.1(a) or repurchase or payment obligation pursuant to SECTION 3.1(b) by depositing with the Trustee into the Series 2002-A Certificate Account on such date of purchase an amount equal to the Series 2002-A Full Repurchase Payment calculated as of such date of repurchase, in immediately available funds, together with an irrevocable written instruction to the Paying Agent to apply such amount solely to such repurchase.

          (d) On the Distribution Date following the date of deposit made by the Sellers' Representative pursuant to SECTION 3.1(c), after paying or setting aside for payment amounts necessary to pay the Series 2002-A Series Percentage of the Trustee Fee and Servicing Fee due on the next succeeding Distribution Date, the Paying Agent shall pay the applicable

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repurchase price PRO RATA to each Series 2002-A Certificateholder in accordance with Section 9.3 of the Master Trust Agreement and Article IV of this Supplement, in Dollars. All Series 2002-A Certificates which represent the undivided interests in the Trust Assets which are purchased by TMM pursuant to
SECTION 3.1(a) and 3.1(b) above shall be delivered upon such purchase to, and be canceled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Sellers' Representative. The Series 2002-A Series Percentage applicable to the Certificates which represent the interest in the Trust Assets which is purchased by the Sellers' Representative pursuant to
SECTION 3.1(a) or 3.1(b) above shall be deemed to be equal to zero on the Distribution Date following the making of the full deposit described in SECTION 3.1(a) or SECTION 3.1(b), as applicable.

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

     Section 4.1 RIGHTS OF INVESTOR CERTIFICATEHOLDERS. The Series 2002-A Certificates shall represent (i) the right of each Series 2002-A Certificateholder to receive payments of Series 2002-A Quarterly Principal Amortization Amounts, Quarterly Interest, any Additional Amounts and other amounts due thereunder upon the terms and conditions of such Certificates, the Master Trust Agreement and this Supplement and (ii) fractional undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments described in clause (i) above with respect to such Series 2002-A Certificates at the times and in the amount specified in the Master Trust Agreement, (a) the Series Percentage relating to Series 2002-A of Collections received with respect to the Purchased Receivables,
(b) funds on deposit in the Collection Account, the Sweep Account and the Peso Denominated Account allocable to the Series 2002-A Certificates, (c) funds on deposit in the Series 2002-A Collection Subaccount, (d) funds on deposit in the Series 2002-A Certificate Account and (e) funds on deposit in the Series 2002-A Reserve Account. The Sellers' Certificate and the Subordinated Certificates, if any, shall represent the ownership interest in the Trust Assets not allocated to the Series 2002-A Certificates or any other Series outstanding; PROVIDED, HOWEVER, the ownership interest represented by the Sellers' Certificate, the Subordinated Certificates or by any other Series outstanding shall not represent any interest in the Series 2002-A Collection Subaccount, the Series 2002-A Certificate Account, the Series 2002-A Reserve Account, the Sweep Account, the Peso Denominated Account or any portion thereof allocable to the Series 2002-A Certificates, except as specifically provided in the Master Trust Agreement and this Supplement.

     Section 4.2   ESTABLISHMENT OF SERIES 2002-A ACCOUNTS.

          (a) THE SERIES 2002-A RESERVE ACCOUNT. The Trustee, for the benefit of the Series 2002-A Certificateholders, shall establish and maintain with a Qualified Institution, initially the Trustee, in the name of the Trustee on behalf of the Trust, a segregated trust account (which account need not be a deposit account) maintained in the corporate trust department of such Qualified Institution, and held in trust by such Qualified Institution and bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 2002-A Certificateholders (the "SERIES 2002-A RESERVE ACCOUNT"). The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series 2002-A Reserve Account and in all proceeds thereof.

     On the Second Closing Date, the Sellers shall deliver to the Trustee the Reserve Account Required Amount (which amount shall be applied from proceeds of the sale of the Series 2002-A Certificates) and the Trustee shall deposit into the Series 2002-A Reserve Account the Reserve Account Required Amount. From time to time thereafter, the Trustee, at the written direction of the Servicer, shall make deposits to the Series 2002-A Reserve Account in the amounts and for the purposes set forth herein. Funds on deposit in the Series 2002-A Reserve Account shall be invested from time to time in Permitted Investments pursuant to the written instructions of the Servicer (MUTATIS MUTANDIS).

          (b) THE SERIES 2002-A CERTIFICATE ACCOUNT. The Trustee, for the benefit of the Series 2002-A Certificateholders, shall establish and maintain, in the name of the Trustee on behalf of the Trust, with a Qualified Institution, which initially shall be the Trustee, a segregated trust account (the "SERIES 2002-A CERTIFICATE ACCOUNT ") maintained in the corporate trust department of such Qualified Institution, and held in trust by such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 2002-A Certificateholders. The Paying Agent shall have the revocable authority to make withdrawals from the Series 2002-A Certificate Account.

          (c) THE SERIES 2002-A COLLECTION SUBACCOUNT. Pursuant to Section 4.1(a) of the Master Trust Agreement the Trustee, for the benefit of the Series 2002-A Certificateholders, shall establish and maintain in the name of the Trustee on behalf of the Trust, the Series 2002-A Collection Subaccount (the "SERIES 2002-A COLLECTION SUBACCOUNT "), with a Qualified Institution, which initially shall be the Trustee, a non-interest bearing segregated trust account maintained in the corporate trust department of such Qualified Institution, and held in trust by such Qualified Institution, bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 2002-A Certificateholders. Funds in the Series 2002-A Collection Subaccount shall be invested in Permitted Investments maturing and available for transfer on or prior to the next following Weekly Allocation Day.

          (d)      ADMINISTRATION OF THE ACCOUNTS.

          (i) The Trustee at all times shall maintain accurate records reflecting each transaction in the Series 2002-A Accounts. Funds held therein shall at all times be held in trust for the benefit of the Series 2002-A Certificateholders. Pursuant to the authority granted to it pursuant to Section 6.1(b) of the Master Trust Agreement, the Servicer hereby instructs the Trustee to make deposits to and transfers from the Series 2002-A Accounts in accordance with the terms and conditions of the Master Trust Agreement and this Supplement. All such instructions from the Servicer to the Trustee shall be in writing; PROVIDED, HOWEVER, that the Servicer is entitled to give instructions to the Trustee by facsimile.

          (ii) Funds on deposit in the Series 2002-A Certificate Account and the Series 2002-A Reserve Account shall at all times be invested by the Trustee at the written direction of the Servicer in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the following Transfer Date. The Qualified Institution(s) which hold(s) the Series 2002-A Certificate Account and the Series 2002-A Reserve Account shall maintain, either on its (their) own or through its (their) nominee or custodian for the benefit of the Series 2002-A Certificateholders, possession of any certificated negotiable instrument or security (other than certificated securities held by a clearing corporation) evidencing the Permitted Investments made with funds in the Series 2002-A Certificate Account or the Series 2002-A Reserve Account, as the case may be, from the time of purchase thereof until the time of maturity. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Series 2002-A Reserve Account shall be deposited by the Trustee into the Series 2002-A Certificate Account on each Transfer Date and applied as Collections in accordance with the priorities of payments set forth in SECTION 4.4 and in accordance with SECTION 4.5.

Notwithstanding anything set forth in this SECTION 4.2 to the contrary, the Trustee, acting at the written direction of the Servicer, may not make any Permitted Investment in any certificated security or any instrument unless (i) with respect to any certificated security, the Trustee obtains possession of such certificated security and such certificated security is indorsed in the name of, payable to the order of or specifically indorsed to the Trustee or (ii) with respect to any instrument, the Trustee obtains and maintains possession of such instrument.

     Section 4.3 ALLOCATIONS. On or before 4:00 p.m. New York City time on each Weekly Allocation Day in any Collection Period, the Trustee, in accordance with the report delivered for such day pursuant to SECTION 4.6(a), shall apply all Series 2002-A Available Funds deposited in the Series 2002-A Collection Subaccount (as such amount is determined in accordance with the Series Percentage relating to the Series 2002-A pursuant to Section 4.1 of the Master Trust Agreement) with respect to the corresponding calendar week (such amounts, the "WEEKLY ALLOCATION") in the following priority:

          (a) FIRST, for deposit into the Series 2002-A Certificate Account, on such Weekly Allocation Day, until the aggregate of the amounts deposited in such account pursuant to this CLAUSE (a) during such Collection Period is equal to the Series 2002-A Series Percentage of the Trustee Fee and Servicing Fee, if any, due on such Distribution Date;

          (b) SECOND, for deposit into the Series 2002-A Certificate Account on such Weekly Allocation Day, until the aggregate of the amounts deposited in the Series 2002-A Certificate Account pursuant to this CLAUSE (b) during such Collection Period is equal to the sum of: (i) the Quarterly Interest due on the next Distribution Date and (ii) to the extent not paid directly to the Mexican or United States taxing authorities by the Sellers, any Additional Amounts to be due in respect of amounts payable with respect to the Series 2002-A Series on such Distribution Date.

          (c) THIRD, if (but only if) a Series 2002-A Rapid Amortization Period has not commenced and if an Unmatured Rapid Amortization Event with respect to Series 2002-A has not occurred and is not continuing, to the Series 2002-A Certificate Account, an amount up to the Series 2002-A Quarterly Principal Amortization Amount, if any, due on the next Distribution Date;

          (d) FOURTH, for deposit into the Series 2002-A Reserve Account on such Weekly Allocation Day, to the extent that the amounts therein are less than the Series 2002-A Required Amount, the amount equal to the difference between the Series 2002-A Required Amount and the amount on deposit in the Series 2002-A Reserve Account as of such day;

          (e) FIFTH, if (but only if) a Series 2002-A Rapid Amortization Period has commenced or an Unmatured Rapid Amortization Event with respect to Series 2002-A has occurred and is continuing, for deposit into the Series 2002-A Certificate Account on such Weekly Allocation Day until the aggregate of the amounts deposited in the Series 2002-A Certificate Account pursuant to this CLAUSE (e) during such Collection Period equals the amount necessary to pay in full the outstanding Series 2002-A Certificate Balance, calculated as of the next Distribution Date, together with all accrued and unpaid interest; PROVIDED, HOWEVER, that with respect to amounts allocated pursuant to this CLAUSE (e) as a result of an Unmatured Rapid Amortization Event with respect to Series 2002-A, such amounts shall be retained in the Series 2002-A Certificate Account until the earlier of (x) a cure of such Unmatured Rapid Amortization Event with respect to Series 2002-A, in which case such amounts shall be allocated pursuant to CLAUSE (c) above, and (y) such Event becomes a Series 2002-A Rapid Amortization Event, in which event such amount shall be allocated pursuant to this CLAUSE (e);

          (f) SIXTH, to the Holders of Investor Certificates of any Series or other Persons other than the Sellers, any Subordinated Certificateholder or their Affiliates, to whom any other accrued and unpaid expenses (including indemnification amounts) or other obligations payable from the Trust Assets are payable, an amount up to the aggregate of such unpaid obligations;

          (g) SEVENTH, to the Holders of Subordinated Certificates PRO RATA based on the principal amount of each Subordinated Certificate held by such Person, as such Person may direct by wire transfer; and

          (h) EIGHTH, to the Sellers, as the Holders of the Sellers' Certificate in accordance with each Seller's applicable Seller Percentage, or as they may direct, in each case by wire transfer.

     Section 4.4 DISTRIBUTIONS. (a) On each Distribution Date, the Paying Agent, in accordance with the report delivered for such day pursuant to SECTION 5.1(a), shall withdraw from amounts deposited in the Series 2002-A Certificate Account during the Related Collection Period such amount of funds as are necessary to provide for the payments set forth below and shall make the following payments in the following order on such Distribution Date:

          (i)      FIRST, an amount equal to the amount calculated pursuant to
     SECTION 4.3(a) shall be distributed to the Trustee and Servicer, respectively;

          (ii) SECOND, an amount equal to the Quarterly Interest due on such Distribution Date and any Additional Amounts with respect to the Series 2002-A Series shall be distributed PRO RATA to each Series 2002-A Certificateholder;

          (iii) THIRD, if (but only if) a Series 2002-A Rapid Amortization Period has not commenced, an amount equal to the Series 2002-A Quarterly Principal Amortization Amount shall be distributed PRO RATA to each Series 2002-A Certificateholder;

          (iv) FOURTH, if (but only if) a Series 2002-A Rapid Amortization Period has commenced, an amount up to the outstanding Series 2002-A Certificate Balance shall be distributed PRO RATA to each Series 2002-A Certificateholder;

          (v) FIFTH, to the Holders of Certificates of any Series or other Persons to whom any other accrued and unpaid expenses (including indemnification amounts) or other obligations payable from the Trust Assets are payable, an amount up to the aggregate of such unpaid obligations;

          (vi) SIXTH, to the Subordinated Certificateholders PRO RATA based on the principal amount of each Subordinated Certificate held by such Person in an amount not to exceed the outstanding balance of such Subordinated Certificates; and

          (vii) SEVENTH, all remaining amounts to the Sellers as Holders of the Sellers' Certificate in accordance with each Seller's applicable Seller Percentage or as the Sellers may direct, in each case by wire transfer.

          (b) The Paying Agent shall make all distributions to each Series 2002-A Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.3 of the Master Trust Agreement respecting a final distribution). Such distributions shall be made PRO RATA to each Series 2002-A Certificateholder (based on the ratio of the portion of the Series 2002-A Certificate Balance represented by each Series 2002-A Certificate held by such Certificateholder to the Series 2002-A Certificate Balance) by wire transfer to each Series 2002-A Certificateholder as such Person's address appears on the Certificate Register.

     Section 4.5   PAYMENTS FROM THE SERIES 2002-A RESERVE ACCOUNT.

          (a) If, on any Transfer Date, the amount on deposit in the Series 2002-A Certificate Account plus any portion of the Receivable Shortfall Payments paid to the Series 2002-A Certificate Account pursuant to SECTION 4.2(a) or (b) of the Master Trust Agreement are insufficient to make any distribution required to be made pursuant to SECTION 4.4(a)(i)-(iii) (the amount of such insufficiency, a "DISTRIBUTION DATE SHORTFALL"), then on the Transfer Date, the Trustee shall withdraw from the Series 2002-A Reserve Account and deposit into the Series 2002-A Certificate Account an amount equal to the lesser of (i) the Distribution Date Shortfall and (ii) the funds available in the Series 2002-A Reserve Account, which amount shall be distributed in accordance with SECTION 4.4(a)(i)-(iii).

          (b) If, on any Transfer Date, a Rapid Amortization Commencement Date shall have occurred and not been rescinded, after the expiration of the Notice Period, all funds in the Series 2002-A Reserve Account shall be withdrawn by the Trustee and deposited in the Series 2002-A Certificate Account for distribution in accordance with SECTION 4.4(a)(i)-(vi).

          (c) Promptly following the Series 2002-A Termination Date, the Trustee, after the prior payment of all amounts owing to the Series 2002-A Certificateholders, the Trustee and the Servicer hereunder or under the Master Trust Agreement and payable from the Series 2002-A Reserve Account as provided herein, shall withdraw from the Series 2002-A Accounts and pay first to the Holders of the Subordinated Certificates, if any, all amounts then remaining on deposit in the Series 2002-A Accounts until the Subordinated Certificates are repaid in full and second to the Holders of the Sellers' Certificate.

     Section 4.6 TRUSTEE REPORTS. The Trustee shall prepare the following reports:

          (a) WEEKLY TRUSTEE REPORT TO SERVICER/SELLERS. Not later than 4:00 p.m. New York City time on each Weekly Allocation Day (and on the Second Closing Date), the Trustee shall deliver to the Servicer, the Paying Agent and the Sellers' Representative with respect to the Series 2002-A Certificates a supplement to the Weekly Trustee Reports substantially in the form of EXHIBIT B hereto, which the Trustee shall use in allocating Collections to the Series 2002-A Certificates and each other Series received during the corresponding calendar week from (but not including) the previous Weekly Allocation Day up to (and including) the current Weekly Allocation Day pursuant to SECTION 4.3.

          (b) WEEKLY TRUSTEE REPORT TO SELLERS, SERVICER AND PAYING AGENT. Not later than 2:00 p.m. New York City time on each Determination Date, the Trustee shall deliver to the Servicer, the Sellers' Representative and the Paying Agent (if the Paying Agent is not the Trustee) reports substantially in the form of EXHIBIT B-1 hereto on which the Paying Agent shall be entitled to rely in making the Distributions required pursuant to SECTION 4.4 on the related Distribution Date.

                                    ARTICLE V

                     REPORTS TO INVESTOR CERTIFICATEHOLDERS

     Section 5.1   SUPPLEMENT TO MONTHLY TRUSTEE REPORTS.

          (a) On each Distribution Date, (x) the Paying Agent shall forward to the Servicer, the Sellers' Representative and each Series 2002-A Certificateholder the Monthly Trustee Report (pursuant to Section 8.1(c) of the Master Trust Agreement) and a supplement thereto substantially in the form of EXHIBIT C hereto in the form received from the Trustee, and (y) the Trustee shall deliver to the Servicer and the Sellers' Representative such supplement to the Monthly Trustee Report. Commencing with the first Distribution Date which is twenty (20) or more days after the date on which the Trustee receives from any Certificate Owner a written request containing (i) a certification of such Certificate Owner that such Person is a Certificate Owner of a Series 2002-A Certificate or a duly authorized agent thereof (together with evidence satisfactory to the Trustee of such agent's appointment and authority) and (ii) an address for delivery, the Trustee shall, until the Trustee receives notice or determines that such Person is no longer a Certificate Owner, deliver the Monthly Trustee Report and the supplement thereto relating to Series 2002-A Certificates directly to such Certificate Owner as provided for herein.

          (b) ANNUAL CERTIFICATEHOLDERS' TAX STATEMENT. On or before January 31 of each calendar year, beginning with January 31, 2003, the Paying Agent will furnish to each Person who at any time during the preceding calendar year was a Holder of record of any Series 2002-A Certificates a statement prepared by the Trustee containing the information required to be contained in the schedule delivered pursuant to SECTION 4.6(b), aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2002-A

Certificateholder, together with such other customary information (consistent with the treatment of the Series 2002-A Certificates as debt) as the Trustee deems necessary or desirable to enable the Series 2002-A Certificateholders to prepare their tax returns. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                                   ARTICLE VI

                      ADDITIONAL RAPID AMORTIZATION EVENTS

     Section 6.1   SERIES 2002-A RAPID AMORTIZATION EVENTS.

          (a) ADDITIONAL EVENTS. In addition to the Rapid Amortization Events specified in Section 7.1 of the Master Trust Agreement, if:

          (i) a Rapid Amortization Commencement Date shall have occurred or shall have been deemed to occur and be continuing with respect to any Series other than Series 2002-A;

          (ii) the balance of the Series 2002-A Reserve Account shall at any time be less than the Required Coverage Amount with respect to Series 2002-A; or

          (iii) TMM or any of its Restricted Subsidiaries or any other Seller or such Seller's consolidated Subsidiaries shall suffer a change in its business, operations or financial condition, in Mexico or in any other jurisdiction in which such Person operates, which is reasonably likely to result in a Material Adverse Effect as determined by the Trustee in the exercise of its reasonable discretion acting at the direction of the Investor Certificateholders.

then, in the case of any event set forth above, a Rapid Amortization Commencement Date with respect only to Series 2002-A shall be deemed to have occurred on the day on which the Trustee gives notice to the Sellers' Representative thereof pursuant to Section 7.1 of the Master Trust Agreement.

                                   ARTICLE VII

                            COVENANTS AND PREPAYMENTS

     Section 7.1 SELLER COVENANTS. In addition to the covenants specified in Sections 3.2 and 3.3 of the Master Trust Agreement, TMM on behalf of itself and each of the other Sellers and each other such Seller, on behalf of itself hereby covenants as follows:

          (a) RECEIPT OF PROCEEDS BY TMM. TMM shall and shall cause its Restricted Subsidiaries to, and each other Seller shall and shall cause its consolidated Subsidiaries to remit all Proceeds to the Trustee for distribution in accordance with the terms of the Master Trust Agreement and the Series 2001-A Supplement.

          (b) FINANCIAL CERTIFICATES. Concurrently with the delivery of the financial statements referred to in Section 3.2(k)(i) and (ii) of the Master Trust Agreement, TMM shall deliver to the Trustee and each Series 2002-A Certificateholder a duly completed compliance certificate, based on EXHIBIT D attached hereto, signed by the chief financial officer, treasurer, comptroller or other executive officer of TMM with the authority to execute such certificates on behalf of TMM.

     Section 7.2 RECEIPT OF CERTAIN PAYMENT AND PROCEEDS BY SERIES 2002-A CERTIFICATEHOLDERS FOR THE BENEFIT OF THE SERIES 2001-A CERTIFICATEHOLDER; OTHER AGREEMENTS. If a Series 2002-A Certificateholder receives from TMM or the Trustee either any TMM Prepayment Proceeds or, prior to the Series 2001-A Prepayment Date, any payment pursuant to Section 3.1(a) hereof, such Person shall be deemed to hold such TMM Prepayment Proceeds or payment in trust for the benefit of the Series 2001-A Certificateholders and shall immediately remit such TMM Prepayment Proceeds or payment to the Trustee, and Trustee shall cause the Paying Agent to allocate and distribute such amounts pursuant to the terms of the Master Trust Agreement and Series 2001-A Supplement in reduction of the Series 2001-A Certificate Balance and any other amounts owed to the Series 2001-A Certificateholders. Any Multimodal Prepayment Proceeds paid by TMM directly to a Series 2002-A Certificateholder instead of to the Trustee shall be paid over by such Certificateholder to the Trustee for application pursuant to
Section 4.3 of the Master Trust Agreement. The Series 2002-A Certificateholders hereby agree to comply with the obligations in respect of such Certificateholders set forth to Section 8.1(d) of the Master Trust Agreement.

                                  ARTICLE VIII

                              CONDITIONS PRECEDENT

     Section 8.1 CONDITIONS PRECEDENT. The funding and purchase by the Purchasers of the Purchased Interests on the Second Closing Date in the amount of the Series 2002-A Initial Certificate Balance and distribution by the Trust of the proceeds thereof in payment for the Exchange of the Original Sellers' Certificate for the new Sellers' Certificate is subject to the satisfaction of the Series 2002-A Closing Conditions which include without limitation the following conditions precedent:

          (a) The Trustee shall have received a certificate, dated the Second Closing Date, of the secretary or assistant secretary of each Seller (i) attaching a true and complete copy of the constituting documents, resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Trustee) taken by it to authorize its execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby, and (ii) setting forth the incumbency of its officer or officers who may sign the Transaction Documents and all certificates, reports and statements delivered hereunder and under the Transaction Documents, to which it is a party, including therein a signature specimen of such officer or officers.

          (b) The Trustee shall have received the Exchange Notice from the Holder of the Original Sellers' Certificate that the Exchange Date will occur on the Second Closing Date and such Holder shall have delivered the Original Sellers' Certificate to the Trustee for exchange and shall have satisfied each of the conditions set forth in Section 5.9 of the Master Trust Agreement.

          (c) The Trustee and each Purchaser shall have received duly executed copies of the Master Trust Agreement, the Series 2002-A Supplement, the Guaranty, the Control Agreement and the Conversion Agreement each dated as of the Second Closing Date.

          (d) The Reserve Account Required Amount shall have been deposited into the Series 2002-A Reserve Account simultaneously with the sale of the Series 2002-A Certificates.

          (e) The Receivables Coverage Ratio and the Generation Coverage Ratio each shall be on the Second Closing Date and shall have been on each of the two prior Determination Dates occurring on July 3, 2002 and April 3, 2002 (the "PRIOR DETERMINATION DATES") not less than 3.00:1.00; PROVIDED, HOWEVER, for purposes of determining the Aggregate Required Coverage Amounts for the Second Closing Date and each Prior Determination Dates stated above, the Required Coverage Amounts with respect to Series 2002-A shall be deemed outstanding and used in the calculation of the Aggregate Required Coverage Amount on each such Determination Date and the Second Closing Date.

          (f) As of the Second Closing Date, the following statements shall be true and the Trustee shall have received an Officer's Certificate of TMM to such effect:

          (i) the representations and warranties contained in the Master Trust Agreement and this Supplement are correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day; and

          (ii) no event has occurred and is continuing, or would result from the transactions to occur on the Second Closing Date, that constitutes a Rapid Amortization Event or an Unmatured Rapid Amortization Event.

          (g) The Trustee shall have received legal opinions, dated as of the Second Closing Date, from internal and outside United States and Mexican counsel to TMM and the other Sellers, and the Trustee and the Series 2002-A Certificateholders shall have received a legal opinion from their special Mexican counsel, in form and substance satisfactory to the Trustee and the Series 2002-A Certificateholders.

          (h) The Sellers' Representative shall have delivered a report, in the form of SCHEDULE III hereto, relating to the Purchased Receivables existing on the Second Closing Date.

          (i) All corporate and legal proceedings and all documents and papers in connection with the transactions contemplated by the Transaction Documents shall be satisfactory in form and substance to the Trustee, and the Trustee shall have received all information and copies of all documents which it may reasonably have requested in connection therewith, such documents (where appropriate) to be certified by an authorized signatory of the Sellers or proper governmental authorities.

          (j) The Sellers shall have furnished or caused to be furnished to the Trustee such further certificates, opinions of counsel, documents or instruments as the Trustee may reasonably request.

          (k) Each Purchaser shall have received its duly executed Series 2002-A Certificate, dated as of the Second Closing Date, issued by the Trustee.

          (l) The Purchasers have determined in their sole discretion that no adverse change, effect or condition has affected the material assets, business, operations, properties, income or condition (financial or otherwise) or prospects of any Seller.

     Section 8.2 RATIFICATION AND REAFFIRMATION OF MASTER TRUST AGREEMENT. As supplemented by this Supplement, the Master Trust Agreement is in all respects ratified and confirmed, and the Master Trust Agreement as supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

                                   ARTICLE IX

                              TRANSFER RESTRICTIONS

     Section 9.1   TRANSFER RESTRICTIONS.

          (a) Each Holder or Certificate Owner of a Series 2002-A Certificate, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed, and the Purchasers hereby agree, with the Sellers as follows:

          (i) It understands and acknowledges that the Certificates have not been registered under the Securities Act or any other applicable securities law, are being offered for resale in transactions not requiring registration under the Securities Act or any other securities laws, including resales pursuant to Rule 144A, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act, or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in CLAUSE (iv) below.

          (ii) Except for any Seller that holds a Seller Certificate, it is not an "affiliate" (as defined in Rule 144 under the Securities Act) of any Sellers or acting on behalf of any Seller and is a "Qualified Institutional Buyer" within the meaning of Rule 144A (a "QIB"), is aware that any sale of Certificates to it will be made in reliance on an exemption from the registration requirements of the Securities Act, and its acquisition of Certificates will be for its own account, for the account of another QIB or for the account of an Accredited Investor.

          (iii) It acknowledges that none of the Sellers, the Trustee or any person representing the Sellers or the Trustee has made any representation to it with respect to the Sellers or the Trust or the offering or sale of any Certificates, other than as set forth in the Transaction Documents; accordingly, it acknowledges that no representation or warranty is made by the Sellers or the Trustee as to the accuracy or completeness of such materials; and it has had access to such financial and other information concerning the Sellers, the Trust and the Certificates, including an opportunity to ask questions of and request information from the Sellers or the Trustee.

          (iv) It acknowledges that the Certificates may not be publicly offered or sold in Mexico.

          (v) It is purchasing the Certificates for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such Certificates pursuant to Rule 144A or any other exemption from registration available under the Securities Act. It agrees on its own behalf and on behalf of any investor account for which it is purchasing the Certificates, and each subsequent holder of the Certificates by its acceptance thereof will agree, to offer, sell or otherwise transfer such Certificates, prior to the date which is two years after the later of the date of the original issue and the last date on which the Sellers or the Trust or any affiliate of the Sellers or the Trust (or any predecessor thereof) was the owner of such Certificates (the "RESALE RESTRICTION TERMINATION DATE"), only (A) to a Seller, (B) pursuant to a registration statement which has been declared effective under the Securities Act, (C) for so long as the Certificates are eligible for resale pursuant to Rule 144A or another exemption from registration available under the Securities Act, to a person it reasonably believes is a QIB or an Accredited Investor that purchases for its own account or for the account of another QIB or another Accredited Investor and to whom notice is given that the transfer is being made in reliance on Rule 144A or another exemption from registration available under the Securities Act, or (D) pursuant to any other available exemption from the registration requirements of the Securities Act, subject (i) to the Sellers' Representative's and the Trustee's right prior to any such offer, sale or transfer (a) pursuant to CLAUSE (D) above to require the delivery of an Opinion of Counsel, certification or other information satisfactory to each of them, and (b) in each of the foregoing cases (CLAUSES (A) through (D)), to require that a certificate of transfer in the form set forth as EXHIBIT F-1 to the Master Trust Agreement be completed and delivered by the transferring Holder or Certificate Owner to the Trustee and (ii) in each of the foregoing cases (CLAUSES (A) through (D)) to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and to compliance with any applicable state securities laws.

          (vi) It acknowledges that the Sellers and the Trustee will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements.

          (vii) If it is acquiring any Certificates as a fiduciary or agent for one or more investor accounts, it represents that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such investor account.

          (b) Each Certificateholder and Certificate Owner, by its acquisition of any Series 2002-A Certificates (or a beneficial interest therein), shall be deemed to have represented and warranted, and each Purchaser hereby agrees, for the benefit of the Trustee, the Series 2002-A Certificateholders, the Sellers and the Holders of the Sellers' Certificate, that it is not acquiring any Series 2002-A Certificates with the assets of (A) any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA, (B) any "plan" as defined in Section 4975 of the Internal Revenue Code or (C) any entity whose underlying assets include "plan assets" under Department of Labor Regulation 2510.3-101. Notwithstanding the foregoing, if such Certificateholder or Certificate Owner is an insurance company, it shall, by its acquisition of any Series 2002-A Certificates, be deemed to have represented and warranted for the benefit of the Trustee, the Series 2002-A Certificateholders, the Sellers and the Holders of the Sellers' Certificate, that (A) at the time of acquisition and throughout the period it holds the Certificates, the source of funds from which its investment is to be made is a general account of an insurance company, (B) it is eligible for and meets the requirements of the U.S. Department of Labor (Prohibited Transaction Class Exemption 95-60), (C) (less than 25% of the assets of such general account are (or represent) assets of a benefit plan investor, and (D) it is not a Seller, the Trustee or any other service provider to the Insurer or any affiliate of any of the foregoing persons, and would not otherwise be excluded under 29 C.F.R. 2510 3-101(f)(1).

          (c) Each Certificateholder may transfer (including pursuant to a put or liquidity arrangement) or grant participation interests in its interests in the Series 2002-A Certificates to an Eligible Owner.

                                    ARTICLE X

                                  MISCELLANEOUS

     Section 10.1 COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     Section 10.2 NO SUBORDINATION. Except as otherwise set forth in the Master Trust Agreement Override Sections, the exclusive right of the Series 2001-A Certificateholders to receive TMM Prepayment Proceeds, or such other specific rights and restrictions relating to repurchases as set forth in the Supplement of either Series will have at least the same priority as the rights of the Certificateholders of any other Series and the rights of the Series 2002-A Certificateholders will not be subordinated to the rights of the Certificateholders of any other Series.

     Section 10.3 INDEMNITEES AND EXPENSES. TMM shall, whether or not the transactions herein contemplated are consummated, pay or reimburse (i) each of the Trustee and the Purchasers, promptly upon demand by such Person, for all costs and expenses (including reasonable attorney costs and consultants' fees and disbursements) incurred by or charged to any such Person in connection with the preparation, negotiation, closing or administration of this Supplement, the other Transaction Documents or any other documents relating thereto and (ii) each of the Trustee and the Purchasers, promptly upon demand by such Person, for all costs and expenses (including reasonable attorney costs and consultants' fees and disbursements) incurred by or charged to any such Person in connection with (A) the enforcement of this Supplement, the other Transaction Documents or any other documents relating thereto, (B) the protection or preservation of any right or claim of any such Person against TMM or the other Sellers arising out of this Supplement, any other Transaction Document or any such other document, or (C) any amendment or modification to, or consent or waiver in connection with, any Transaction Document or any such other document. The provisions of this SECTION 10.3 will survive the termination of the Trust and the resignation or removal of any Person acting as Trustee.

     Section 10.4 GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS EXCEPT THAT SECTION
3.1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF MEXICO, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     Section 10.5  AMENDMENTS AND BENEFICIARIES. In no event shall this SECTION
10.5 or SECTIONS 3.1, 7.1(b) or 7.2 of this Supplement or any related definitions used in such Sections, be modified, amended or waived without the prior written consent of the Series 2001-A Series Required Investor Certificate Holders (Super majority) which consent may be withheld in the sole discretion of the Series 2001-A Certificateholders. The restrictions in this SECTION 10.5 are in addition to and not in limitation of the restrictions set forth at Section
10.1 of the Master Trust Agreement. Any amendment or waiver in violation of this
SECTION 10.5 shall be void and of no force or effect. The Series 2001-A Certificateholders shall be a third party beneficiary of this Section 10.5 and may enforce the restrictions set forth herein.

     Section 10.6 ANTICIPATED BOND EXCHANGE. The Series 2002-A Certificateholders shall reasonably cooperate with TMM to put in place the Put Option Exchange Transaction, and shall use their reasonable efforts to execute the documentation and amendments described in clauses (v) and (vi) below on or prior to the Bond Exchange Expiration Date, each at the sole cost and expense of TMM; PROVIDED, HOWEVER, that the Put Option Exchange Transaction in any event shall be subject to the occurrence of (and shall only become effective as of) the Bond Exchange Completion Date. TMM shall provide the Series 2002-A Certificateholders with reasonable advance written notice of the anticipated and actual occurrence of the Bond Exchange Expiration Date and the Bond Exchange Completion Date and shall provide other information relating thereto as reasonably requested by such certificateholders. The obligations of the Series 2002-A Certificateholders under this SECTION 10.6, including, without limitation, any obligation to execute documentation and amendments, shall be subject in all respects to (x) the condition that no Rapid Amortization Event has occurred and is continuing on either the Bond Exchange Expiration Date or the Bond Exchange Completion Date and (y) the approval by the Series 2002-A Required Investor Certificateholders (Super Majority), in the exercise of their sole and reasonable judgment, of such matters relating to the Put Option Exchange Transaction as the Series 2002-A Certificateholders deem appropriate or relevant in their sole and absolute judgment, including without limitation (i) a due diligence review of the Port Company and the Port Shares, (ii) any third party or governmental approvals, restrictions or rights applicable to the

Port Shares, including any rights of first refusal, (iii) any covenants, agreements or arrangements applicable to or affecting the Port Shares, (iv) the transfer of the Port Shares from TMM to a newly created, bankruptcy remote special purpose vehicle which is a Wholly Owned Subsidiary of TMM, (v) the form and substance of all documentation relating to or necessary to implement the Put Option Exchange Transaction, it being understood that such documentation shall be on terms and conditions substantially identical to, and in any event no less beneficial than, the terms and conditions set forth in the Option Agreement and Put Option Agreement with respect to the Grupo TFM Shares and (vi) amendments to the other Transaction Documents as the Series 2002-A Certificateholders deem necessary to implement the Put Option Exchange Transaction, including without limitation modifications to Section 4.3 and Section 8.1(d) of the Master Trust Agreement to cause such sections to be applicable to the option and put relating to the Port Shares. In no event shall the Series 2002-A Certificateholders or the Trustee have any obligation to execute and enter into documentation or amendments to effectuate the Put Option Exchange Transaction unless such documentation or amendments are approved and executed by the Series 2001-A Certificateholders. The obligations of the Series 2002-A Certificateholders under this SECTION 10.6 hall automatically terminate if the Put Option Exchange Transaction is not completed on or before December 31, 2002. For purposes of this Supplement, "Put Option Exchange Transaction" means a transaction whereby the Trustee, at the direction of the Cumulative Required Investor Certificateholders (Super Majority), releases its option and put rights with respect to the Grupo TFM Shares as set forth in the Option Agreement and the Put Agreement, in exchange for the grant on substantially identical terms of an option and put with respect to the Port Shares.

     IN WITNESS WHEREOF, the Sellers, the Guarantor, the Servicer, the Trustee and the Purchasers have caused this Supplement to be duly executed by their attorneys- in- fact, as to the Sellers and the Servicer, and by their officer, as to the Trustee and the Purchasers, as of the day and year first above written.

SELLERS' PERCENTAGE 25.0%        GRUPO TMM, S.A.
                                 (successor by merger to Transportacion Maritima
                                 Mexicana, S.A. de C.V.), as Seller, Sellers'
                                 Representative, Servicer, and Guarantor


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

SELLERS' PERCENTAGE 25.0%        TMM LOGISTICS, S.A. de C.V.
                                 (successor by merger to Servicios Especiales para el Transporte de Equipo, S.A. de C.V.), as Seller


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

SELLERS' PERCENTAGE 50.0%        NAVIERA DEL PACIFICO, S.A. de C.V., as
                                 Seller


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 THE BANK OF NEW YORK, not in its individual capacity but solely as Trustee of the Logistics Trust 2000-A, Paying Agent, Transfer Agent and Registrar


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 Maple Trade Finance Corp., a Delaware
                                 corporation, as Purchaser

                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------